                                                                  EXHIBIT 10.1.1

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

     This AMENDMENT No. 1 TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of December 31, 1996, among COMMUNICATIONS & POWER INDUSTRIES, INC. (the "Borrower"), COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, CPI SUBSIDIARY HOLDINGS INC., COMMUNICATIONS & POWER INDUSTRIES INTERNATIONAL INC., COMMUNICATIONS & POWER INDUSTRIES ASIA INC., COMMUNICATIONS & POWER INDUSTRIES ITALIA S.R.L., COMMUNICATIONS & POWER INDUSTRIES EUROPE LIMITED, COMMUNICATIONS & POWER INDUSTRIES CANADA INC., COMMUNICATIONS & POWER INDUSTRIES AUSTRALIA PTY LIMITED, CPI SALES CORP., (collectively, the "Obligors"), BANKERS TRUST COMPANY, as agent (the "Agent"), and the various lenders (the "Lenders") from time to time party to the Credit Agreement, dated as of August 11, 1995 (as the same has been amended and modified through the date hereof, the "Agreement"), among the Obligors, the Agent and the Lenders.

     WHEREAS, the Obligors, the Agent and the Lenders desire to amend certain provisions of the Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Agreement.

     2. Effectiveness of this Amendment. This Amendment shall become effective and the Agreement shall be amended as provided herein as of December 31, 1996 on the date (the "Effective Date") on which the Agent receives an executed copy of this Amendment from each Obligor and the Required Lenders. The Agent shall confirm the effectiveness of this Amendment by sending written notice of the Effective Date to the Obligors and the Lenders.

     3.   Amendments. As of the Effective Date:

     (a) Section 5.8 of the Agreement shall be amended in its entirety to read as follows:

     "Each Obligor shall cause each of its (a) fiscal years (each, a "Fiscal Year") to consist of a 52- or 53-week period ending on a Friday immediately before or after September 30 of each year and (b) fiscal quarters (each, a "Fiscal Quarter") to consist of a 13- or 14-week period ending on a Friday immediately before or after December 31, March 31, June 30 and September 30 of each year or, in each case, any other period approved in writing by Requisite Lenders."

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     (b)  The defined term "Capital Expenditures" set forth in Annex F of the
Agreement shall be amended in its entirety to read as follows:

          '"Capital Expenditures" shall mean, on a Consolidated basis for Parent and its Subsidiaries without duplication, all payments or accruals (including the incurrence of Capital Lease Indebtedness) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP; provided, that the term "Capital Expenditures" shall not include expenditures permitted under Section 5.5(d) for the purchase, replacement or restoration of assets from the proceeds of any insurance or condemnation award and, provided further, that the term "Capital Expenditures" shall not include up to $3,600,000 of costs incurred in Fiscal Year 1996 as a result of certain consolidations of the plant, property and equipment of the Obligors.'

     (c) The defined term "Consolidated Fixed Charges" set forth in Annex F of the Agreement shall be amended in its entirety to read as follows:

          '"Consolidated Fixed Charges" shall mean, for any Test Period, the sum, without duplication, of the amounts for such Test Period of (a) Consolidated Interest Expense paid in cash, (b) income taxes paid in cash, (c) cash dividends paid on the Preferred Stock, (d) the scheduled amortization of principal actually paid on Funded Indebtedness other than the Term Loans, and
(e) the sum of the scheduled principal payments made in respect of the Terms Loans during such Test Period, provided that (i) if five such scheduled principal payments are made in such Test Period, only the four scheduled principal payments made immediately prior to the last day of such Test Period shall be included as "Consolidated Fixed Charges" under this clause (e) and
(ii) if a scheduled amortization payment in respect of the Term Loans is required to be made within seven days after the last day of such Test Period, such scheduled amortization payment together with the three scheduled amortization payments made immediately prior to the last day of such Test
Period shall be included as "Consolidated Fixed Charges" under this clause (e).'

     (d) The defined terms "Q1", "Q2", "Q3" and "Q4" set forth in Annex F of the Agreement shall be amended in their entirety to read as follows:

          '"Q1" shall mean, for any Fiscal Year, the first Fiscal Quarter of such Fiscal Year.

          "Q2" shall mean, for any Fiscal Year, the second Fiscal


                                       2



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     Quarter of such Fiscal Year.

          "Q3" shall mean, for any Fiscal Year, the third Fiscal
     Quarter of such Fiscal Year.

          "Q4" shall mean, for any Fiscal Year, the fourth Fiscal
     Quarter of such Fiscal Year.


     4. Representations and Warranties. Each Obligor makes, as of the Effective Date, each of the representations and warranties set forth in Section 3 of the Agreement, and such representations and warranties are, by this reference, incorporated herein as if set forth herein in their entirety, provided that references to "Loan Documents" shall, for purposes of this paragraph, be deemed to include this Amendment.

     5.   Miscellaneous.

     (a) Except as expressly modified by this Amendment, the Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Agreement shall from and after the Effective Date be deemed to be a reference to the Agreement as amended by this Amendment.

     (b) This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              COMMUNICATIONS & POWER
                                INDUSTRIES, INC.



                              By: /s/ AL D. WILUNOWSKI
                                 --------------------------------
                                 Name:   Al D. Wilunowski
                                 Title:  Chief Executive Officer
                                           and President




                              COMMUNICATIONS & POWER
                                INDUSTRIES, HOLDING CORPORATION



                              By: /s/ AL D. WILUNOWSKI
                                 --------------------------------
                                 Name:   Al D. Wilunowski
                                 Title:  Chief Executive Officer
                                           and President


                              CPI SUBSIDIARY HOLDINGS INC.



                              By: /s/ AL D. WILUNOWSKI
                                 --------------------------------
                                 Name:   Al D. Wilunowski
                                 Title:  President and Treasurer


                              COMMUNICATIONS & POWER
                                INDUSTRIES, INTERNATIONAL INC.



                              By: /s/ AL D. WILUNOWSKI
                                 --------------------------------
                                 Name:   Al D. Wilunowski
                                 Title:  President and Treasurer


                              COMMUNICATIONS & POWER
                                INDUSTRIES, ASIA INC.



                              By: /s/ AL D. WILUNOWSKI
                                 --------------------------------
                                 Name:   Al D. Wilunowski
                                 Title:  President and Secretary

                              COMMUNICATIONS & POWER
                              INDUSTRIES ITALIA S.R.L.



                              By: /s/ ALPHONSE D. WILUNOWSKI
                                 --------------------------------
                                 Name:   Alphonse D. Wilunowski
                                 Title:  (per power of attorney)


                              COMMUNICATIONS & POWER
                              INDUSTRIES EUROPE LIMITED



                              By: /s/ ALPHONSE D. WILUNOWSKI
                                 --------------------------------
                                 Name:   Alphonse D. Wilunowski
                                 Title:  Director


                              COMMUNICATIONS & POWER
                              INDUSTRIES CANADA INC.



                              By: /s/ ALPHONSE D. WILUNOWSKI
                                 --------------------------------
                                 Name:   Alphonse D. Wilunowski
                                 Title:  Vice President


                              COMMUNICATIONS & POWER
                              INDUSTRIES AUSTRALIA
                              PTY LIMITED



                              By: /s/ ALPHONSE D. WILUNOWSKI
                                 --------------------------------
                                 Name:   Alphonse D. Wilunowski
                                 Title:  (per power of attorney)


                              CPI SALES CORP.



                              By: /s/ ALPHONSE D. WILUNOWSKI
                                 --------------------------------
                                 Name:   Alphonse D. Wilunowski
                                 Title:  President

                              BANKERS TRUST COMPANY,
                              as Lender and as Agent



                              By: /s/ MARY JO JOLLY
                                 --------------------------------
                                 Name:   Mary Jo Jolly
                                 Title:  Assistant Vice President

                              DRESDNER BANK AG,
                              New York Branch and
                              Grand Cayman Branch



                              By: /s/ CHRISTOPHER E. SARISKY
                                 --------------------------------
                                 Name:   Christopher E. Sarisky
                                 Title:  Assistant Treasurer


                              By: /s/ THOMAS J. NADRAMIA
                                 --------------------------------
                                 Name:   Thomas J. Nadramia
                                 Title:  Vice President

                                        FIRST BANK NATIONAL ASSOCIATION


                                        By   /s/ ROBERT W. MILLER
                                          -----------------------------
                                             Name:   Robert W. Miller
                                             Title:  Vice President

                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.


                                        By   /s/ GILLES MARCHAND
                                          -----------------------------
                                             Name:   Gilles Marchand, CFA
                                             Title:  Authorized Signatory




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
                                       CRESCENT/MACH I PARTNERS, L.P.

                                       By TCW ASSET MANAGEMENT COMPANY
                                          Its Investment Adviser



                                          By   /s/ MARK L. GOLD
                                             -------------------------
                                             Name: Mark L. Gold
                                             Title: Managing Director



                                       TCW ASSET MANAGEMENT COMPANY
                                       as Attorney-in-Fact for
                                       PENNSYLVANIA LIFE INSURANCE COMPANY



                                       By  /s/ MARK L. GOLD
                                          --------------------------------
                                          Name: Mark L. Gold
                                          Title: Managing Director

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                                       SENIOR DEBT PORTFOLIO

                                       By BOSTON MANAGEMENT AND RESEARCH,
                                          as Investment Adviser



                                          By   [SIG]
                                             -------------------------
                                             Name:
                                             Title:

                                       THE NIPPON CREDIT BANK, LTD.
                                       Los Angeles Agency



                                          By   /s/ BERNARDO E. CORREA-HENSCHKE
                                             --------------------------------
                                             Name: Bernardo E. Correa-Henschke
                                             Title: Vice President & Senior
                                                    Manager

                                       UNION BANK OF CALIFORNIA, N.A.



                                       By   /s/ STEPHEN R. SWEENEY
                                           -------------------------
                                             Name: Stephen R. Sweeney
                                             Title: Vice President



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